                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 15, 2000

                            THE CHASE MANHATTAN BANK
             ------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
                  ---------------------------------------------
                      (Issuer with respect to Certificates)

         New York                         33-93570              13-4994650
------------------------------   ------------------------  --------------------
(State or other jurisdiction     (Commission File Number)  (IRS Employer
of incorporation)                                           Identification No.)


               270 Park Avenue, New York, New York                 10017
               ----------------------------------------       -----------------
               (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On December 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits       Description
                  --------       -----------

                  20.1 Monthly Statement to Certificateholders with respect to the December 15, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 26, 2000

                            The Chase Manhattan Bank,
                            as Servicer

                            By: Chase Manhattan Mortgage
                            Corporation

                            By: /s/ Richard P. Dargan
                                ----------------------------
                             Name: Richard P. Dargan
                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
---------------                 -----------------
20.1                            Statement to Certificateholders dated
                                December 15, 2000 delivered pursuant to
                                Section 5.03 of the Pooling and Servicing
                                Agreement dated as of September 1, 1995.